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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, is made this 5th day of January, 2001, by and between ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Company"), and KINGSTON OIL CORPORATION, an Ohio corporation ("Investor").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a certain Purchase and Sale Agreement, dated as of October 6, 2000 ("Purchase Agreement"), whereby Investor is acquiring limited partnership units of the Company ("Units"), which Units are more fully described in the Purchase Agreement; and

         WHEREAS, the Company has agreed to provide Investor with the registration rights set forth herein, and the execution and delivery of this Agreement is a condition to closing the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, intending to be legally bound, the parties agree as follows:

         1. Conditioned Upon Purchase Agreement. The rights, terms and conditions of this Agreement are specifically conditioned upon the closing of the transactions contemplated by the Purchase Agreement.

         2. Definitions. Terms used herein and not otherwise defined have the following meanings:

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Partnership Units" means the limited partnership units of the Company.

         "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 14 hereof.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" means (i) the Units issued to Investor pursuant to the Purchase Agreement and (ii) any Partnership Units issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in


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exchange for, or in replacement of, such Units, or other securities granted registration rights pursuant to Section 16 of this Agreement.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Form S-3" means such form under the Act as in effect on the date hereof or any successor registration form under the Act subsequently adopted by the SEC.

         3. Registration. The Company, at its sole expense, shall file a registration statement under the Act covering the registration of all of the Units no sooner than twelve (12) months, but no later than eighteen (18) months after the date hereof. The Company shall cause the registration to be declared effective as promptly as practicable. The Company shall obtain, prior to the effective date of the registration, all necessary state securities law or "Blue Sky" permits or approvals as are reasonably requested by the Holder, and the Company shall pay all expenses incident thereto.

         4. Company Registration. If at any time after twelve (12) from the Closing Date, the Company proposes to register (including for this purpose a registration effected by the Company for its shareholders other than the Holder) any of its Partnership Units under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to an acquisition or corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) including without limitation a Form S-3 Registration, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) business days after mailing of such notice by the Company in accordance with Section 16 hereof, the Company shall, subject to the provisions of Section 9 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered. Notwithstanding the rights provided in this Section 4, nothing herein shall relieve the Company of its obligations under Section 3 with respect to any Units not otherwise registered. If an offering in connection with which a Holder is entitled to registration under this Section 4 is an underwritten offering, each Holder whose Registrable Securities are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in such underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement including, without limitation, the Company's obligations with respect to registration expenses, on the same terms and conditions as other Partnership Units in such underwritten offering.

         5. Obligations of the Company. Whenever required under this Agreement to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days, or such shorter


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period as is required to dispose of all securities covered by such registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) If the Partnership Units are then listed on any exchange or NASDAQ, prepare and file with such stock exchange or NASDAQ, if necessary, a listing application with respect to such Registrable Securities and use its best efforts to cause such listing application to be approved.

                  (d) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course. The Company will advise the Holder, promptly after it receives notice of the issuance of any stop order, the suspension of the qualification of the Units for offering or sale in any jurisdiction, any request by any state securities regulating authority for amendment of the registration, or requests by any state securities regulatory authority for additional information with respect to the registration.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         6. Duty to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         7. Expenses of Registration. The Company shall bear and pay all expenses other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3


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hereof, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, including the reasonable fees and disbursements of counsel for the Holders of the Units, but not including the cost of any fees or disbursements of counsel for the Holders in excess of $10,000 in the aggregate.

         8. Expenses of Company Registration. The Company shall bear and pay all expenses, other than underwriting discounts and commissions, incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 4 hereof for each Holder (which right may be assigned as provided in Section 14), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto, including the reasonable fees and disbursements of one counsel for the Holders of the Units, but not including the cost of any fees or disbursements of counsel for the Holders in excess of $10,000 in the aggregate.

         9. Underwriting Requirements. If the total amount of Registrable Securities requested by Holders to be included in an offering pursuant to
Section 4 exceeds the amount of securities the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number, if any, of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders).

         10. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         11. Indemnification and Contribution. When any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which each may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statements of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or


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controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or to the extent it is based upon a violation by any such Holder of the Act, the 1934 Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder.

                  (b) To the extent permitted by law, each selling Holder shall severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter and any Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which each may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or to the extent it is based upon a violation by any such Holder of the Act, the 1934 Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, other Holder, officer or director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 11(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 11 of notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with other indemnifying parties similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in proceeding. The failure to deliver written


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notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.

                  (d) If the indemnification provided for herein is unavailable to an indemnified party herein in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Registrable Securities or (ii) in such proportion as is appropriate to reflect not only the relative benefits referred to above, but also the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from any such offering (before deducting expenses) received by the indemnifying party bear to the total net proceeds received by the indemnified party. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnifying party and the indemnified party agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 11 shall survive the completion of any offering of Registrable
Securities.

         12. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144, as may be amended or any successor rule of like intent ("Rule 144"), promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and


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                  (b) furnish to any Holder, so long as the Holder owns any
Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         13. Information Requests. The Holder or Holders of Registrable Securities included in any registration shall furnish the Company such information to the extent it is available as the Company may reasonably request in connection with any registration, qualification or compliance.

         14. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities provided: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transferee shall be an "Accredited Investor" as that term defined in Rule 501 of Regulation D promulgated under the Act.

         15. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmed telefax or after three (3) days if mailed by certified mail, return receipt requested, in either case, at the following addresses:

To Company:

         Atlas Pipeline Partners, L.P.
         1521 Locust Street
         Philadelphia, PA 19102
         Attention:  Michael L. Staines
         Facsimile:  (215) 546-5338

         with a copy to:

         Ledgewood Law Firm, P.C.
         1521 Locust Street
         Philadelphia, PA 19102
         Attention:  Lisa A. Ernst, Esquire
         Facsimile:  (215) 735-2513

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         To Investor:

         Kingston Oil Corporation
         1800 Dietz Lane
         Zanesville, OH 43701
         Attention:  Nicholas J. Pastay
         Facsimile:  (740) 452-9537

         with a copy to:

         Keating, Muething & Klekamp, P.L.L.
         1400 Provident Tower
         One East Fourth Street
         Cincinnati, OH 45202
         Attention:  Timothy B. Matthews, Esquire
         Facsimile:  (513) 579-6457

or at such other address as such party may designate by ten (10) days advance written notice to the other parties delivered in accordance with this Section.

         16. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         17. Governing Law. This Agreement shall be governed by and construed under the laws of Delaware.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         19. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         20. Amendments and Waivers. Any terms of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver affected in accordance with this Section shall be binding upon each holder of any securities purchased in the transaction to which this Agreement relates at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company. Failure of the Investor to object or to act in a particular instance under this Agreement shall not constitute a waiver with respect to future events covered hereunder.

     [Remainder of page intentionally left blank. Signature page to follow.]



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

ATLAS PIPELINE PARTNERS, L.P.
By:  Atlas Pipeline Partners GP, LLC,
its general partner


By: ____________________________
Name:
Its:

INVESTOR:

KINGSTON OIL CORPORATION


By: ____________________________
Name:
Its:

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